Exhibit 4.2

COMMON STOCK

NUMBER

LDIS-

Enabling Visual Communication

LEADIS®

COMMON STOCK

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

LEADIS TECHNOLOGY, INC.

CUSIP 52171N 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

LEADIS TECHNOLOGY, INC.

CERTIFICATE OF STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

SECRETARY

Leadis Technology, Inc. CORPORATE SEAL 2000 DELAWARE

CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

LEADIS TECHNOLOGY, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	– as tenants in common – as tenants by the entireties – as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT –	Custodian
(Cust) (Minor)
under Uniform Gifts to Minors Act
(State)
		UNIF TRF MIN ACT –	Custodian (until age )
(Cust)

under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received,                                                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                                                                                                                                                                                                                              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                                                                                                                                                                                              Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X

X

Notice: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:

By	THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.